UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     SCHEDULE 14A (Rule 14A-101) INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:
 | | Preliminary Proxy Statement
 | | Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
 |X| Definitive Proxy Statement
 | | Definitive Additional Materials
 | | Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    000-30273
                                    ---------
                            (Commission File Number)

                           CHESTATEE BANCSHARES, INC.
                 --------------------------------------------
        (Exact name of small business issuer as specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
|x| No fee required.
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:________
   (2) Aggregate number of securities to which transaction applies:_____________
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________________
   (4) Proposed maximum aggregate value of transaction:_________________________
   (5) Total fee paid:__________________________________________________________
| | Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as  provided  by  Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:__________________________________________________
   (2) Form, Schedule or Registration Statement No.:____________________________
   (3) Filing Party:____________________________________________________________
   (4) Date Filed:______________________________________________________________

                           CHESTATEE BANCSHARES, INC.
                              DAWSONVILLE, GEORGIA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 17, 2001

     Notice is hereby given that an Annual Meeting of the shareholders of Chestatee Bancshares, Inc. (the "Company") will be held at 5:00 p.m., EDT, on April 17, 2001 at the Company's main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534, for the following purposes (the "Annual Meeting"):

(1) To elect the directors nominated to serve on the Board of Directors of the Company until the 2002 Annual Meeting or until his or her successor is duly elected and qualified.

(2) To approve the 2000 Employee Stock Option Plan previously adopted by the Board of Directors of the Company.

(3) To approve the 2000 Non-Employee Stock Option Plan previously adopted by the Board of Directors of the Company.

(4) To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2001.

(5) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

More detailed information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Notice.

         Only those shareholders of record of the Common Stock at the close of business on March 30, 2001(the "Shareholders") are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Shareholders are cordially invited to attend the Annual Meeting in person. SHAREHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE MEETING WITH THE INSPECTOR OF ELECTIONS PRIOR TO COMMENCEMENT OF THE MEETING. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, PLEASE EXECUTE AND DATE THE ENCLOSED FORM OF PROXY AND FORWARD IT TO THE SECRETARY OF THE COMPANY WITHOUT DELAY SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. ANY PROXY GIVEN PURSUANT TO THIS SOLICITATION MAY BE REVOKED AT ANY TIME BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING PRIOR TO THE MEETING OR BY SUBMITTING PRIOR TO THE MEETING A SUBSTITUTE PROXY BEARING A LATER DATE.

                                         By order of the Board of Directors,



                                         RUSSELL M. WALLACE
                                         Chairman of the Board

Dawsonville, Georgia
April 2, 2001

                           CHESTATEE BANCSHARES, INC.
                              DAWSONVILLE, GEORGIA

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 17, 2001

         The undersigned hereby appoints Russell M. Wallace and J. Philip Hester, Sr., as proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and vote as designated below, all the shares of common stock of Chestatee Bancshares, Inc. (the "Company") held of record by the undersigned on March 30, 2001, at an Annual Meeting of shareholders of the Company, and any adjournments thereof, to be held on April 17, 2001 at 5:00 p.m., EDT, at the main offices of the Company, located at 6639 Highway 53 East, Dawsonville, Georgia.

1.       ELECTION OF DIRECTORS.

     The Board of Directors recommends a vote FOR the following nominees: to serve a one-year term expiring in 2002:


J. Philip Hester, Sr.

Ralph Millard Bowen

Marcus C. Byrd, Jr.

Glennon C. Grogan

James H. Grogan

Andrew M. Head

Bruce T. Howard

David E. Johnson

William A. McRae

Kim Mills

Russell M. Wallace

James W. Walden

___  FOR all nominees (except names          ____ WITHHOLD AUTHORITY to vote
     marked to the contrary above).               for all nominees listed above.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES. (INSTRUCTION: To withhold authority to vote for any individual nominee, strike nominee's name in the list above).

2. The Board of Directors recommends a vote FOR approval of the 2000 Employee Stock Option Plan previously adopted by the Board of Directors of the Company.
         ___ FOR                 ___ AGAINST                  ___ ABSTAIN

3. The Board of Directors recommends a vote FOR approval of the2000 Non-Employee Stock Option Plan previously adopted by the Board of Directors of the Company.
         ___ FOR                 ___ AGAINST                  ___ ABSTAIN


4. The Board of Directors asks that you ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2001.
         ___ FOR                 ___ AGAINST                  ___ ABSTAIN


IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Please sign exactly as name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATE:  _______________________             _____________________________________
                                           SIGNATURE


_______________________________            _____________________________________
NAME OF SHAREHOLDER                        SIGNATURE IF HELD JOINTLY


                                           _____________________________________
                                           TITLE

                           CHESTATEE BANCSHARES, INC.
                              6639 HIGHWAY 53 EAST
                           DAWSONVILLE, GEORGIA 30534
                                 (706) 216-2265

                                  April 2, 2001

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of shareholders of Chestatee Bancshares, Inc. (the "Company") which will be held at 5:00 p.m., EDT, on April 17, 2001, at the Company's main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534 (the "Annual Meeting).

         The  accompanying  proxy  statement for the Annual  Meeting (the "Proxy
Statement") and form of proxy related thereto (the "Proxy") includes a description of each Proposal to be considered at the Annual Meeting. A copy of the 2000 Employee Stock Option Plan is included with the Proxy Statement at Appendix A and a copy of the 2000 Non-Employee Stock Option Plan is included with the Proxy Statement at Appendix B.

         If you are unable to attend the meeting in person, you should sign and date the enclosed Form of Proxy and forward it to the Secretary of the Company immediately so that your shares may be voted at the Annual Meeting. If you return the Proxy properly completed, you may still revoke it at any time prior to the Annual Meeting by notifying the Secretary of the Company in writing or by submitting to the Inspector of Elections prior to the Annual Meeting a substitute proxy bearing a later date.

                                                   Sincerely,



                                                   Russell M. Wallace
                                                   Chairman of the Board

                           CHESTATEE BANCSHARES, INC.
                              Dawsonville, Georgia

                                 PROXY STATEMENT

                                     FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 17, 2001

         Chestatee Bancshares, Inc. (the "Company") is furnishing this proxy statement (the "Proxy Statement") to holders of record of the Company's no par value voting common stock (the "Common Stock") as of March 30, 2001 (the "Shareholders") for the solicitation of proxies (the "Proxies") by the board of directors of the Company (the "Board of Directors") in connection with the Annual Meeting of the Shareholders of the Company to be held at 5:00 p.m., EDT, on April 17, 2001 (the "Annual Meeting") at the Company's main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534 for the following purposes:

         To elect the directors nominated to serve on the Board of Directors of the Company until the 2002 Annual Meeting or until his or her successor is duly elected and qualified.

         To approve the 2000 Employee Stock Option Plan previously adopted by the Board of Directors of the Company.

         To approve the 2000 Non-Employee Stock Option Plan previously adopted by the Board of Directors of the Company.

         To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2001.

         To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

IF YOU DO NOT MARK YOUR PROXY LETTER EITHER "FOR" OR "AGAINST" EACH PROPOSAL, ANY RETURNED PROXY WILL BE VOTED FOR EACH PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED BY THE DULY APPOINTED PROXY IN HIS DISCRETION.

         The Proxy Statement is first sent by mail and solicitation of Proxies is expected to commence on or about April 2, 2001. The cost thereof will be borne by the Company, which may include payment to persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some Shareholders in person or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such services.

         Your execution of the enclosed Proxy will not affect your right as a Shareholder to attend the Annual Meeting and vote in person. Any Shareholder has the power to revoke his or her Proxy at any time before the Annual Meeting by filing with the Secretary of the Company an instrument revoking it or by submitting a substitute Proxy bearing a later date.

                                 PROXY STATEMENT
                                TABLE OF CONTENTS

                                                                           PAGE
Introduction                                                                1
History and Business of the Company and Bank                                3
         The Bank Holding Company                                           3
         The Bank                                                           3
Voting Securities and Principal Holders Thereof                             4
Securities Ownership of Management of the Company                           6
Management of the Company                                                   8
         Directors                                                          8
         Information About Meetings and Committees of the Board
         of Directors                                                      10
         Executive Officers                                                11
         Compliance with Section 16(a) of the Exchange Act                 11
         Executive Compensation                                            12
         Compensation of Directors                                         13
         Employment Agreements and Change in Control Agreements            13
         Transactions with Management                                      13
Proposal 1, Election of Directors                                          14
Proposal 2, Approval of 2000 Employee Stock Option Plan                    15
Proposal 3, Approval of 2000 Non-Employee Stock Option Plan                18
Proposal 4, Selection of Independent Accountants                           20
Next Annual Meeting                                                        21
Available Information                                                      21
Other Matters                                                              22

2000 Employee Stock Option Plan                                       Appendix A
2000 Non-Employee Stock Option Plan                                   Appendix B

------------------------------------------------------------------------------

                                  INTRODUCTION

------------------------------------------------------------------------------

         This Proxy Statement is being furnished to the Shareholders of the Common Stock in connection with the solicitation by management of the Company of Proxies for use at the Annual Meeting of Shareholders of the Company to be held on April 17, 2001 at 5:00 p.m., EDT, at the Company's main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534 and at any adjournments thereof for the purposes set forth herein.

         Any Proxy given pursuant to this solicitation may be revoked at any time before it is voted by so notifying the Secretary of the Company in writing prior to the Annual Meeting or by appearing at the meeting and requesting the right to vote in person at the meeting, without compliance with any other formalities. If the Proxy is properly signed and returned by the Shareholder and is not revoked, it will be voted at the Annual Meeting in the manner specified therein. If a shareholder signs and returns the Proxy but does not specify how the Proxy is to be voted, the Proxy will be voted in favor of the Reorganization Plan.

         All expenses of this solicitation, including the cost of preparing and mailing the Proxy Statement, will be paid by the Company. In addition to the solicitation by mail, Directors, officers, and regular employees of the Company may solicit Proxies by telephone, telegram, or personal interview for which they will receive no compensation in addition to their regular salaries.

         This Proxy Statement was mailed on April 2, 2001, and on that date, the Company had issued and outstanding 1,900,000 shares of the Common Stock, which constitutes its only class of voting securities, with each share entitled to one vote. Only holders of record of the Common Stock of the Company at the close of business on March 30, 2001 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof.

         The purposes of the Annual Meeting are to consider and vote upon the following proposals (the "Proposals" or, individually, each "Proposal"):

         To elect the directors nominated to serve on the Board of Directors of the Company until the 2002 Annual Meeting or until his or her successor is duly elected and qualified.

         To approve the 2000 Employee Stock Option Plan previously adopted by the Board of Directors of the Company.

         To approve the 2000 Non-Employee Stock Option Plan previously adopted by the Board of Directors of the Company.

         To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2001.

         To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

As of the Record Date, the Company had approximately 740 shareholders of record of its Common Stock. All 1,900,000 shares of the Common Stock are entitled to one vote per share on each of the Proposals. These are the only voting securities of the Company outstanding.

         A majority of the outstanding shares of the Common Stock represented in person or by proxy at the Annual Meeting of Shareholders will constitute a quorum for purposes of the transaction of business at the Annual Meeting. If a quorum is present at the Annual Meeting, then the Shareholders may transact business at the Annual Meeting notwithstanding the withdrawal of Shareholders leaving less than a quorum. If a quorum is not present to organize the Annual Meeting, then the Shareholders present may adjourn by adoption and approval of a motion the Annual Meeting to such time and place as they may determine. However, no action may be taken by the Shareholders to consummate any business upon any subsequent reconvening of the Annual Meeting until such time as a quorum is present. Moreover, approval of each Proposal requires the affirmative vote by the holders of at least a majority (more than 50%) of the shares of the Company's Common Stock entitled to vote at and present at the Annual Meeting of Shareholders. The nominating committee of the Board of Directors selected the slate of nominees for election to the Board of Directors to serve until the annual meeting of the Company in the 2002 calendar year. The Board of Directors of the Company has unanimously adopted Proposals 2 and 3 and recommends a vote by the Shareholders in favor of each Proposal. The Board of Directors has approved the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2001. Shareholders have no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon.

         The enclosed Proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no instructions are given, properly executed and returned proxies will be voted in favor of each Proposal.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                HISTORY AND BUSINESS OF THE COMPANY AND THE BANK

--------------------------------------------------------------------------------

THE BANK HOLDING COMPANY
------------------------

     The Company is a bank holding company incorporated October 13, 1999 under the laws of the State of Georgia. An organizational meeting of the initial board of directors of the Company was conducted on December 21, 1999. The Company was formed for the principal purpose of acquiring Chestatee State Bank, a state banking institution chartered under the laws of the State of Georgia on December 31, 1997. Pursuant to a Plan of Reorganization, effective March 31, 2000, the Company acquired all of the issued and outstanding shares of common stock, $5.00 par value of the Bank. As a result of this transaction, the former stockholders of the Bank became the stockholders of the Company, and the Bank became a wholly-owned subsidiary of the Company.

     The Company, through the Bank, operates a full-service banking business and engages in a broad range of commercial banking activities. The Company has also formed Chestatee Insurance Agency, Inc. ("Insurance"), Chestatee Securities, Inc. ("Securities"), Chestatee Residential Mortgage, Inc. ("Mortgage") and Chestatee Systems, Inc. ("Systems"). As of December 31, 2000, Insurance, Securities, Systems and Mortgage had not conducted operations. The Company may offer brokerage services in the foreseeable future through its other wholly-owned subsidiaries, Insurance, Securities, Mortgage in connection with the sale of insurance, securities and mortgages, respectively. The Company may offer systems consulting services through Systems in the future.

     Since consummation of the Reorganization, the Company has been subject to regulation by the Securities and Exchange Commission (the "Commission") with respect to its securities and reporting to its shareholders. As long as the Company is a reporting company, it will be required to file with the Commission certain annual, quarterly, and current reports under Section 15(d) of the Exchange Act (the "Exchange Act").

     The Company is a registered bank holding company subject to regulation by the Federal Reserve under the BHCA. As a bank holding company, the Company is required to file with the Federal Reserve an annual report of its operations at the end of each fiscal year and such additional information as the Federal Reserve may require pursuant to the BHCA. The Federal Reserve may also make examinations of the Company and each of its subsidiaries.

     The Company's principal place of business is located at 6639 Highway 53 East, Dawsonville, Dawson County, Georgia 30534.

THE BANK
--------

     The Bank is a state banking institution chartered under the laws of the State of Georgia on December 31, 1997. The Bank has conducted its general banking business since opening on May 15, 1998, from its main office located in Dawsonville, Dawson County, Georgia.

         The Bank operates a full-service banking business, offering its customers a variety of checking and savings accounts. The Bank also engages in a broad range of commercial banking activities, including accepting customary types of demand and timed deposits, making individual, consumer, commercial, and installment loans, money transfers, safe deposit services, and making investments in U. S. government and municipal services. The installment loan department makes both direct consumer loans and also purchases retail installment contracts from sellers of consumer goods. The Bank issues credit cards but does not offer trust services.

         The Bank principally serves the residents of Dawsonville and Dawson County. Dawson County has a population of approximately 15,000 persons. Dawsonville and Dawson County have a diverse commerce, including retail, manufacturing, service and farming sector economies. Dawsonville also serves as the county seat for Dawson County, Georgia, with a significant number of residents employed in government. Dawsonville, located approximately 15 miles north of Cumming, Georgia and 22 miles west of Gainesville, Georgia, is situated in the center of the development corridor extending north from Atlanta between Interstate 75 and Interstate 85. The Bank also seeks deposit and loan business from outside its primary service area, including the adjacent counties of Cherokee, Forsyth, Gilmer, Hall, Lumpkin and Pickens.

         The Bank conducts its operations from its main office location at 6639 Highway 53 East, Dawsonville, Georgia 30534, its supermarket branch at 120 South Center Lane, Dawsonville, Georgia 30534, in the Ingles Supermarket at the intersection of Georgia Highway 400 and Georgia Highway 53, and its downtown branch located at 86 Highway 53 West, Dawsonville, Dawson County, Georgia. The supermarket branch and the downtown branch are leased by the Bank. A third branch is presently under development at 34 Holcomb Way, Marble Hill, Pickens County, Georgia 30148. As of December 31, 2000, Insurance, Securities, Systems and Mortgage had not conducted operations.

--------------------------------------------------------------------------------

                 VOTING SECURITIES AND PRINCIPAL OWNERS THEREOF

--------------------------------------------------------------------------------

         The Company is authorized by its articles of incorporation to issue 10,000,000 shares of no par value voting common stock (referred to herein as the Common Stock) and up to 10,000,000 shares of no par value non-voting common stock. Of the 10,000,000 shares of the voting common stock, 1,900,000 are issued and outstanding to approximately 740 holders of record as of the Record Date, March 30, 2001. There are no shares of the non-voting common stock issued or outstanding. Each share of the Common Stock is entitled to one vote. Abstentions and broker-non-votes by Shareholders represented in person or by Proxy will be excluded from the total number of shares cast even if otherwise present and entitled to vote at the Annual Meeting. Consequently, in the case of action on any Proposal in which a quorum is present, the action will be approved if the number of votes cast in favor of the Proposal exceed the number of votes cast against the Proposal.

         To the knowledge of the Company, no person owns more than 5% of the Common Stock, the only voting securities of the Company. Ownership of the Common Stock by Directors and named executive officers is described in the section entitled "SECURITIES OWNERSHIP OF MANAGEMENT OF THE COMPANY" below.

         There is no established trading market for shares of the Common Stock of the Company. Further, management of the Company has no reason to expect that an established trading market will develop in the Common Stock of the Company. The following table reflects the trades of shares of the Company from inception May 15, 1998 through December 31, 2000 based on limited available information.

           YEAR              NUMBER OF SHARES TRADED#       HIGH SELLING PRICE*           LOW SELLING PRICE*
           ----              ------------------------       -------------------           ------------------
1998
    First Quarter                       N/A                         N/A                           N/A
    Second Quarter                      N/A                         N/A                           N/A
    Third Quarter                      1,100                       $12.00                       $10.00
    Fourth Quarter                     2,000                       $16.00                       $14.00

1999
    First Quarter                      5,000                       $16.00                       $16.00
    Second Quarter                     2,000                       $16.00                       $16.00
    Third Quarter                      2,600                       $16.00                       $16.00
    Fourth Quarter                     4,000                       $16.00                       $16.00

2000
    First Quarter                      1,000                       $16.00                       $16.00
    Second Quarter                     1,750                       $16.00                       $16.00
    Third Quarter                      5,350                       $18.00                       $16.00
    Fourth Quarter                     1,400                       $20.00                       $18.00

# According to information available to Management of the Company, the above Table includes trades between family members with respect to 10,000 shares during the years ended December 31, 2000 and 1999. There were no shares traded between family members during the year ended December 31, 1998.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                SECURITIES OWNERSHIP OF MANAGEMENT OF THE COMPANY

--------------------------------------------------------------------------------

         The table below sets forth the name of each Director of the Company, number of shares of the Common Stock beneficially owned by him on December 31, 2000 and the percentage of the total shares of the Common Stock outstanding on December 31, 2000 which such beneficial ownership represents.

Name and Address                  Amount and Nature of         Percent of
of Beneficial Owner*              Beneficial Ownership            Class
--------------------              --------------------         ----------

Ralph Millard Bowen                     44,1891                    4.65%
430 Fairmont Drive
Norcross, Georgia  33071

Marcus C. Byrd, Jr.                     43,5662                    4.59%
1661 Highway 9 South
Dawsonville, Georgia  30534

Glennon C. Grogan                       22,2433                    2.34%
6060 Jewell Bennett Road
Dawsonville, Georgia  30534

James H. Grogan                         19,4834                    2.05%
4215 Dahlonega Highway
Cumming, Georgia  30130

Andrew M. Head                          25,6085                    2.70%
5270 Woodridge Forest Trail
Atlanta, Georgia  30327

1 The figure includes 10,000 shares owned by Mr. Bowen's spouse, 1,500 shares each owned by Mr. Bowen's two daughters and 1,000 shares owned by Mr. Bowen's son, for which he disclaims beneficial ownership.

2 Includes 4,700 shares held in trust by Mr. Byrd for the benefit of BT Alex Brown FBO and 5,300 shares held in trust by Mr. Byrd for the benefit of BT Alex Brown FBO. The figure also includes 1,000 shares owned by Mr. Byrd's spouse, 1,100 shares owned by Mr. Byrd's son and 1,100 shares owned by Mr. Byrd's daughter, for which he disclaims


3 The figure includes 1,000 shares owned jointly by Mr. Grogan's spouse and son, 1,000 shares owned jointly by Mr. Grogan's spouse and daughter, 2,600 shares owned by Mr. Grogan's son, and 2,500 owned by Mr. Grogan's daughter, for which he disclaims beneficial ownership.

4 The figure includes 1,500 shares owned by Mr. Grogan's spouse, 100 shares owned by Mr. Grogan's son and 2,700 shares owned by Chris N. Grogan, for which Mr. Grogan disclaims beneficial ownership.

5 The figure includes 100 shares owned by Mr. Head's son and 100 shares owned each by Mr. Head's two daughters, for which Mr. Head disclaims beneficial ownership.

J. Philip Hester, Sr.                    10,000                    1.05%
32 Lakeshore Circle
Dawsonville, Georgia  30534

Bruce T. Howard                          25,608                    2.67%
4975 Bagley Terrace Drive
Alpharetta, Georgia  30201

David E. Johnson                         32,8086                   3.45%
6775 Polo Drive
Cumming, Georgia  30130

William A. McRae                         17,8087                   1.87%
499 Johnson Ferry Road
Atlanta, Georgia  30328

Kim Mills                                 4,4088                   0.46%
5015 Oak Grove Circle
Cumming, Georgia 30041

James W. Walden                          20,4089                   2.15%
262 Jack Walker Road
Dahlonega, Georgia  30533

Russell M. Wallace                       46,78310                  4.92%
77 Old River Road
Dahlonega, Georgia  30533

All Directors and Executives            312,664                   32.91%
  Officers as a group

None of the persons listed in the above table have the right to acquire beneficial ownership of any shares of the Company as specified in Rule 13d-3(d)(1) of the Exchange Act.

6 The figure includes 1,000 shares owned by Mr. Johnson's son, 500 shares owned by Mr. Johnson's daughter and 1,000 shares owned by a second daughter, for which he disclaims beneficial ownership.

7 The figure includes 2,500 shares held in the McRae and Stolz Pension Plan.

8 The figure includes 500 shares owned each by Ms. Mills' two daughters, for which Ms. Mills disclaims beneficial ownership.

9 The figure includes 100 shares owned by Mr. Walden's daughter, for which he disclaims beneficial ownership.

10 Includes 2,000 shares held in trust by Mr. Wallace for the benefit of Stearne Agee Leach FBO. The figure also includes 1,600 shares held by Mr. Wallace's spouse, 1,000 shares owned by Mr. Wallace's daughter and 1,000 shares owned by Mr. Wallace's son for which Mr. Wallace disclaims beneficial ownership.

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE COMPANY

--------------------------------------------------------------------------------

     The discussion below sets forth for each Director and principal officer ("Executive Officer"); the name of each Director of the Company; the year he was first elected a Director; a description of his position and offices with the Company (other than as a Director), if any; a brief description of his principal occupation and business experience during at least the last five years; and certain other information. Except as disclosed, there are no family relationships between any Directors or Executive Officers of the Company, and no Director is a member of the board of directors of a publicly held company which is required to file reports with the Commission. These Directors will serve until the Annual Meeting of the Shareholders and until their successors are duly elected and qualified. The Executive Officers will serve until the Board of Directors elects new executive officers and until their successors are duly elected and qualified.

DIRECTORS
---------

     Ralph Millard Bowen, born April 6, 1942, whose address is 430 Fairmont Drive, Norcross, Georgia 33071. Mr. Bowen is the owner of Bowen & Bowen Construction. He is a member of the Board of Directors of the Georgia Housing Financial Authority and the Georgia Department of Community Affairs. He is a principal of several real estate related business entities. He attended the University of Georgia and Rheinhardt College. Mr. Bowen has served as a Director of the Company since its inception.

     Marcus Calvin Byrd, Jr., born June 1, 1953, whose address is 1661 Highway 9 South, Dawsonville, Georgia 30534. Mr. Byrd is owner of Byrd's Mini-Storage and Byrd's U-Haul. His is a member of the Executive Board of the Boy Scouts of America. Mr. Byrd has served as a Director of the Company since its inception.

     Glennon C. Grogan, born July 20, 1939, whose address is 6060 Jewell Bennett Road, Dawsonville, Georgia 30534. Mr. Grogan is President of Grogan & Co., Inc. (25% owner) engaged in commercial sanitation services and sawdust sales. He is the Secretary/Treasurer of Etowah Environment Group, Inc. (50% owner) involved in waste management. He is a principal of several real estate ventures. Mr. Grogan has served as a Director of the Company since its inception. Mr. Grogan's brother, James H. Grogan, also serves as a Director of the Company.

     James H. Grogan, born July 14, 1943, whose address is 4215 Dahlonega Highway, Cumming, Georgia 30130. Mr. Grogan is Corporate Secretary/Treasurer of Grogan & Co., Inc. (50% owner) engaged in commercial sanitation services and sawdust sales. He is the President of Etowah Environmental Group, Inc. (50% owner) engaged in waste management. He is a principal of several real estate ventures. Mr. Grogan has served as a Director of the Company since its inception. Mr. Grogan's brother, Glennon C. Grogan, is also a Director of the Company. Mr. Grogan is the Secretary of the Company.

     Andrew M. Head, born May 22, 1953, whose address is 5270 Woodridge Forest Trail, Atlanta, Georgia 30327. Mr. Head is President and majority owner of Head Distributing Company (wholesale groceries) and is involved as an owner or director or both in the wholesale lumber and restaurant franchise businesses. He is a graduate of the University of Georgia. Mr. Head has served as a Director of the Company since its inception.

     John Philip Hester, Sr., born January 23, 1953, whose address is 32 Lakeshore Circle, Dawsonville, Georgia 30534. Mr. Hester is the President and Chief Executive Officer of the Company in addition to serving as a member of the Board of Directors. He served as President, Chief Executive Officer, and Director of the Waycross Company & Trust from 1987 to 1990 and has been engaged in the Companying business in various capacities since 1975. He was President, Chief Executive Officer, and Director of the First Community Company of Dawsonville until his resignation to participate in organization of the Company. He is a graduate of the University of Georgia and has completed courses at the School of Companying of the South (Louisiana State University) and the University of Oklahoma Commercial Lending Scholl. Mr. Hester has served as a Director of the Company since its inception.

     Bruce Todd Howard, born April 17, 1967, whose address is 4975 Bagley Terrace Drive, Alpharetta, Georgia 30201. Mr. Howard is President and co-owner of H&H Custom Homes and his is the Operations Manager for Coal Mountain Builders Supply. He is a member of the Forsyth Homebuilders Association. Mr. Howard has served as a Director of the Company since its inception.

     David E. Johnson, born May 9, 1942, whose address is 6775 Polo Drive, Cumming, Georgia 30130. Mr. Johnson is President and owner of Sleeveco, Inc. (manufacturer of plastic packaging materials). Mr. Johnson has served as a Director of the Company since its inception.

     William Alan McRae, born July 22, 1952, whose address is 499 Johnson Ferry Road, Atlanta, Georgia 30328. He is an owner of McRae & Stolz, Inc., a real estate development firm. He received his undergraduate degree from the University of Georgia and a masters degree from the University of Tennessee. Mr. McRae has served as a Director of the Company since its inception.

     Kim M. Mills, born April 11, 1962, whose address is 5015 Oak Grove Circle, Cumming, Georgia 30041. Mr. Mills is the principal of Mills Fuel Service, Inc. He is a member of the Dawson County Rotary Club. Mr. Mills has served as a Director since December 1998.

     James Wyman Walden, born January 6, 1948, whose address is 262 Jack Walker Road, Dahlonega, Georgia 30533. Mr. Walden is co-owner of C&W Ace Hardware, Inc. He is a member of the Board of Directors of the Dahlonega Rotary Club and he was the 1996 Chairman of the Dahlonega Lumpkin County Chamber of Commerce. Mr. Walden has served as a Director of the Company since its inception.

     Russell M. Wallace, born June 3, 1954, whose address is 77 Old River Road, Dahlonega, Georgia 30533. Mr. Wallace is President and co-owner of Country Cupboard Food Stores, Inc. He is a past Chairman of the Georgia Association of Convenience Stores and he is a member of the Board of Directors of the National

Association of Convenience Stores. He is past Chairman of the Dawson County Heart Fund Association and the Dawson County Chamber of Commerce, and he is a member of the Dawson County Chamber of Commerce Board of Directors. He attended the University of Georgia. Mr. Wallace has served as a Director of the Company since its inception. Mr. Wallace is the Chairman of the Board of Directors of the Company.


         During the previous five years, no Director of the Company was the subject of a legal proceeding (as defined below) that is material to an evaluation of the ability or integrity of the Director. "Legal proceeding"
Includes: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of bankruptcy or within two years prior to that time; (b) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (c) any order, judgment or decree of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (d) any finding by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, such judgment having not been reversed, suspended or vacated.

INFORMATION ABOUT MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------------------------

         The Board of Directors holds regularly scheduled meetings monthly and annual meetings are called from time to time as needed. Twelve meetings of the Company's Board of Directors were held during the last full fiscal year. All
Directors during the last full fiscal year attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during that time and meetings of the committees of which that Director was a member. The Company has established a number of committees to assist it in the discharge of its duties, including an audit committee and a compensation committee. However, the Company has not established a nominating committee.

         The Audit Committee is responsible for reviewing the financial statements and audit reports of the Company's independent auditors, in serving as liaison with those independent auditors on behalf of the Company, and discussing the audit function and results of the audit with the Board of Directors. The Audit Committee . It met twelve times in 2000.

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with representatives of Mauldin & Jenkins, LLC the matters required to be discussed with its independent auditors pursuant to Statement on Auditing Standards No. 61, as amended. The Audit Committee has received the written disclosures and the letter from Mauldin & Jenkins required by Independence Standards Board Standard No. 1 and has discussed with the representatives their independence. Based upon these reviews and discussions with representatives of Mauldin & Jenkins, LLC, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Commission. The Board of Directors has not to date adopted a written charter for the Audit Committee.

     The Audit Committee consists of Messrs. G. Grogan, Head, McRae, Howard, Walden as well as Robert W. Coile, the Company's Chief Financial Officer. The Board of Directors has concluded that, with the exception of Mr. Coile who serves as an officer of the Company, no member of the Audit Committee has a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director within the meaning of Rule 4200(a)(15) of the Nasdaq Market Rules.

     The Compensation Committee is composed of Messrs. Head, McRae and Wallace. That committee, which met twelve times in 2000, reviews and evaluates the compensation policy of the Company, including bonuses, option grants, and Director compensation.

EXECUTIVE OFFICERS
------------------

     John Philip Hester, Sr., (see paragraph in preceding section regarding Directors). Mr. Hester has served as the President and Chief Executive Officer of the Company and the Bank since their inception.

     Robert W. Coile, born April 24, 1966, resides at 4545 Shannon Court, Suwanee, Georgia 30024. Mr. Coile previously was employed by Century South Company since 1990 until joining the Bank. He attended the University of Georgia. Mr. Coile has served as the Chief Financial Officer, the principal accounting officer, of the Company and the Bank since their inception.

     During the previous five years, no Executive Officer of the Company or the Bank was the subject of a legal proceeding (as defined above) that is material to an evaluation of the ability or integrity of the Executive Officer.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------

     Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company pursuant to Rule 16a-3(d) during the year ended December 31, 2000, no person, who at any time during the year was a Director or Executive Officer of the Company failed to file on a timely basis reports required by Section 16(a) of the Exchange Act.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

EXECUTIVE COMPENSATION

         The following table sets forth the cash and cash equivalent forms of compensation received by the chief executive officer of the Company and its named executive officers (in excess of $100,000) in the fiscal year ended December 31, 2000, and all cash and cash equivalent forms of compensation received by the chief executive officer and all named executive officers of the Company as a group.

                                                      SUMMARY COMPENSATION TABLE
                                                                                                      LONG-TERM COMPENSATION

                                                                                                        AWARDS      PAYOUTS
       (a)                  (b)        (c)        (d)            (e)             (f)           (g)       (h)          (i)

                                                             OTHER ANNUAL     RESTRICTED      OPTION    LTIP          OTHER
PRINCIPAL POSITION         YEAR       SALARY      BONUS      COMPENSATION    STOCK AWARDS      SARs    PAYOUTS    COMPENSATION

J. Philip Hester, Sr.      2000     $ 136,500     $5,688          -               -             -         -         $61,633 11
CEO, President,            1999     $ 123,971     $5,417          -               -             -         -         $58,264 12
Director                   1998     $ 108,633     $  500          -               -             -         -         $12,418 13

[FN]
11 The Company has accrued a deferred bonus under the terms of his Employment Agreement totaling $54,600, provided an automobile allowance totaling $2,938 and contributed to its 401(k) plan for eligible employees $4,095 for Mr. Hester during the fiscal year ended December 31, 2000.

12 The Bank has accrued a deferred bonus under the terms of his Employment Agreement totaling $51,755, provided an automobile allowance totaling $2,938, and contributed to its 401(k) plan for eligible employees $3,571 for Mr. Hester during the fiscal year ended December 31, 1999.

13 The Company contributed to its 401(k) plan for eligible employees $$3,541 for Mr. Hester during the fiscal year ended December 31, 1998.

COMPENSATION OF DIRECTORS
-------------------------

         Directors are not considered employees of the Company. The Company does not presently pay any compensation or remuneration to the Directors of the Company other than options to purchase the Common Stock of the Company granted or to be granted under the 2000 Non-Employee Stock Option Plan and reimbursement of expenses related to service as a member of the Board of Directors. While the Board of Directors of the Company has not approved the payment of any compensation to its Directors at this time, it is possible the Board of Directors of the Company may authorize payment of compensation to its members in the fiscal year ended December 31, 2001 for each board meeting and each committee meeting attended. Director compensation is not anticipated to exceed $100 in any single month for each called board meeting or $50 in any single month for each committee meeting.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS
------------------------------------------------------

         J. Philip Hester, Sr., President and Chief Executive Officer, as well as a Director, of the Company and the Bank, entered into an Employment Agreement with the Bank effective May 17, 1997 for a term ending at the close of the Bank's fifth full calendar year after commencement of banking operations (i.e., December 31, 2003). Mr. Hester's base salary from the effective date is
$110,000, increasing 5% annually on the first anniversary of the Employment Agreement. In addition to the base salary, Mr. Hester will receive a performance bonus based upon the Bank's CAMEL rating and the evaluation by the Board of Directors of the Bank's "current" condition at the end of each calendar year. Mr. Hester is also entitled to certain benefits, including an automobile allowance, a term life insurance policy, annual paid vacation, healthcare insurance and disability insurance. As a condition of employment, Mr. Hester was required to purchase at least 10,000 shares of the Bank's common stock. The shares were converted to shares of the Company by virtue of the merger of the Company and the Bank on March 31, 2000. He may earn an option to purchase 5,000 shares of the common stock of the Company each year during the Bank's first five years of operation, up to a maximum of 25,000 shares. The exercise price of the options is the book value per share of the Company's common stock at the time of exercise, payable in cash. The option expires ten years after the date earned. The Employment Agreement contains no provision for a change in control of the Company or the Bank nor is Mr. Hester a party to any Change in Control Agreement with the Company or the Bank.

TRANSACTIONS WITH MANAGEMENT
----------------------------

         The  Company  has  had  and  expects  to  have  in the  future  banking transactions in the ordinary course of its business with its Directors, principal officers, principal shareholders, certain relatives of such persons, and their associates including corporations, partnerships, and other organizations in which such Directors and officers have an interest, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties. Such transactions have not involved more than the normal risk of collectibility or presented other unfavorable features. As of December 31, 2000, the Company had outstanding loans to certain of its directors, executive officers and certain relatives of such persons and their associates, which aggregated approximately $5,002,000. This represented approximately 52% of the Company's $9,585,000 equity capital accounts.

         The Company has not otherwise transacted within the previous two years, nor does it expect to transact in the immediate future, any business with any Director, principal officer, or principal shareholder which exceeds 10% of the Company's equity capital accounts or $5 million, whichever is less.

--------------------------------------------------------------------------------

                                   PROPOSAL 1

--------------------------------------------------------------------------------
                      ELECTION OF DIRECTORS OF THE COMPANY

         The nominating committee of the Board of Directors has nominated each of the following persons for election to the Board of Directors of the Company to serve until the annual meeting of the Company in the 2002 calendar year.

J. Philip Hester, Sr.

Ralph Millard Bowen

Marcus C. Byrd, Jr.

Glennon C. Grogan

James H. Grogan

Andrew M. Head

Bruce T. Howard

David E. Johnson

William A. McRae

Kim Mills

Russell M. Wallace

James W. Walden

Each of the nominees presently serves on the Board of Directors of the Company. Information about each of the nominees is presented in the section entitled "MANAGEMENT OF THE COMPANY" above.

         If a nominee should be unable to accept election as a Director, which is not expected, the Proxies may be voted with the discretionary authority of each person serving as a proxy. The election of a Director requires the affirmative vote of a plurality of the votes cast by the shares of the Common Stock entitled to vote at the Annual Meeting.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                                   PROPOSAL 2

--------------------------------------------------------------------------------
                   APPROVAL OF 2000 EMPLOYEE STOCK OPTION PLAN

THE FOLLOWING DISCUSSION OF THE 2000 EMPLOYEE STOCK OPTION PLAN DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE PROVISIONS, TERMS OR CONDITIONS OF THE PLAN BUT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE PLAN ATTACHED HERETO AS APPENDIX A.

         The purpose of the 2000 Employee Stock Option Plan (the "Employee Plan") is to provide a means whereby the Company may attract able persons to remain in or to enter the employ of the Company and to provide a means whereby those employees upon whom the responsibilities of the successful administration, management, planning and/or organization of the Company may rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Company. A further purpose of the Employee Plan is to provide such employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company over the long term. Accordingly, the Employee Plan provides for the granting of incentive stock options ("ISOs") and nonqualified options ("Nonstatutory Options"), or any combination of the foregoing, as is best suited to the circumstances of the particular employee. Only employees will be eligible for the grant of ISOs.
Currently, only employees and Directors will be eligible for the grant of Nonstatutory Options.

         The Board of Directors has the authority to determine which employees will receive a grant, the time or times when such grant will be made, whether an ISO or a Nonstatutory Option (collectively, "Options") will be granted, and the number of shares of Common Stock which may be issued under each Option. In making such determinations, the Board of Directors may take into account the nature of the services rendered by these employees, their present and potential contribution to the success of the Company, and such other factors as the Board of Directors in its discretion shall deem relevant. All decisions, interpretations and other actions of the Board of Directors will be final and binding on all optionees and all persons deriving their rights from an optionee.

         The aggregate number of shares of Common Stock that may be issued under the Employee Plan (upon exercise of Options) cannot generally exceed 100,000 shares. The number of shares that are subject to Options at any time under the Employee Plan cannot exceed the number of shares that then remain available for issuance under the Employee Plan. In the event that any outstanding Option for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Employee Plan. In the event that shares issued under the Employee Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such shares will again generally be available for the purposes of the Employee Plan.

         Each grant of an Option under the Employee Plan will be evidenced by a stock option agreement between the optionee and the Company. Each agreement will specify the number of shares that are subject to the Option and specify the exercise price. The exercise price of an ISO cannot be less than 100% of the average market price of a share on the date of grant. The exercise price of a Nonstatutory Option cannot be less than 85% of the average market price of a share on the date of grant. The entire exercise price of shares issued under the Employee Plan are payable in cash at the time when such shares are purchased, except as otherwise provided in the agreement. The market value of the Common Stock, based upon the limited knowledge of the Company, is described in the section entitled "VOTING SECURITIES AND PRINCIPAL OWNERS THEREOF" above.

         Each agreement will specify the date when all or any installment of the Option is to become exercisable. The agreement will further specify the term of the Option, not to exceed 10 years from the date of grant. If an optionee's service terminates for any reason other than the optionee's death, then the Options shall expire on the earliest date specified in the agreement. The optionee may exercise all or part of the Options at any time before the expiration of such Options, but only to the extent that such Options had become exercisable before the optionee's service terminated and the underlying Shares had vested before the optionee's service terminated. The balance of such Options will lapse.

         An optionee will have no rights as a shareholder with respect to any shares covered by the Option until such person becomes entitled to receive such shares by filing a notice of exercise and paying the exercise price pursuant to the terms of such Option. Any shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine.

         Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), governs the federal income tax treatment of ISOs and Nonstatutory Options. Generally, neither the Company nor the optionee holding an ISO will recognize income, gain, deduction or loss upon the grant or exercise of an ISO (assuming the shares are a capital asset in the hands of the optionee). An optionee will be taxed only when the Common Stock acquired upon exercise of his ISO is sold or otherwise disposed of in a taxable transaction. If at the time of such sale or disposition, the optionee has held the shares for the required holding period (two years from the date the option was granted and one year from the date of the transfer of the shares to the optionee), the optionee will recognize long-term capital gain or loss, as the case may be, based upon the difference between his exercise price and the net proceeds of the sale. However, if the optionee disposes of the shares before the end of such holding period, the optionee will recognize ordinary income on such disposition in an amount equal to the lesser of gain on the sale or other disposition or the amount by which the fair market value of the shares on the date of exercise exceeded the option exercise price, with any excess gain being capital gain, long-term or short-term, depending on whether or not the shares had previously been held for more than one year on the date of sale or other taxable disposition.

         The favorable federal income tax treatment for ISOs under Section 422 of the Code does not extend to options granted or to be granted under the Employee Plan which do not qualify as ISOs. Upon the exercise of a Nonstatutory Option not having a readily ascertainable fair market value, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price for those shares. The Company is not entitled to an income tax deduction with respect to the grant of a Nonstatutory Option or the sale of shares of the Common Stock acquired pursuant thereto. The Company generally is permitted a deduction equal to the amount of ordinary income the optionee is required to recognize as a result of and at the time of the exercise of a Nonstatutory Option.

         An optionee receiving Nonstatutory Options will recognize taxable income upon the grant rather than exercise only if such option has a readily ascertainable fair market value as of the date of the grant. In such a case, the recipient will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option as of such date over the price, if any, paid for such option. No income is thereafter recognized on the exercise of the Nonstatutory Option. The subsequent disposition of the shares obtained through the exercise of the Nonstatutory Option results in capital gain or loss (assuming the shares are a capital asset in the hands of the optionee). Neither the Options to be issued under the Employee Plan by the Company nor the shares Common Stock to be acquired upon exercise is actively traded on an established securities market. The Company does not anticipate an active market for its Options or Common Stock in the foreseeable future.

         The discussion relating to the federal income tax consequences of the Employee Plan is based upon federal tax laws and regulations in effect on the date of this proxy statement, which are subject to change, and upon interpretation of the statutory provisions of the code, its legislative history and related federal income tax regulations. Furthermore, the foregoing is only a general discussion of the federal income tax consequences of the Employee Plan and does not purport to be a complete description of all federal income tax aspects of the Employee Plan. Optionees may also be subject to state and local taxes in connection with the grant or exercise of options granted under the Employee Plan and the sale or other disposition of shares acquired upon exercise of the options. Each employee receiving a grant of options should consult with his or her personal tax advisor regarding federal, state and local consequences of participating in the Employee Plan.

         The Employee Plan was adopted by the Board of Directors of the Company at its meeting on October 17, 2000. The Employee Plan will become effective when approved by the Shareholders by the affirmative vote of a majority of the shares of the Common Stock present or represented and voting at the Annual Meeting. The Employee Plan will terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date at the discretion of the Board of Directors. Two Executive Officers, Mr. Hester and Mr. Coile, have a substantial interest in the approval of the Employee Plan inasmuch as they may be granted options under the Employee Plan. The Board of Directors recommends approval of the Employee Plan by the Shareholders of the Company.

--------------------------------------------------------------------------------

                                   PROPOSAL 3
                 APPROVAL OF 2000 NON-EMPLOYEE STOCK OPTION PLAN

--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION OF THE 2000 NON-EMPLOYEE STOCK OPTION PLAN DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE PROVISIONS, TERMS OR CONDITIONS OF THE PLAN BUT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE PLAN ATTACHED HERETO AS APPENDIX B.

         The purpose of the 2000 Non-Employee Stock Option Plan (the "Non-Employee Plan") is to secure and retain the services of those Directors of the Company who are not employed by the Company or any of its affiliates by giving them an opportunity to invest in the future success of the Company. The Non-Employee Plan provides for the granting of Nonstatutory Options only.

         The Non-Employee Plan will be administered by a committee consisting of at least two of the members of the Board of Directors of the Company (the "Committee") in accordance with Rule 16b-3 of the Exchange Act. Each member of the Committee will serve at the pleasure of the Board of Directors, which may fill any vacancy, however caused, in the Committee. The Committee will select one of its members as a chairman and will hold meetings at the times and in the places as it may deem advisable. The Committee members will be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of action taken or failure to act under or in connection with the Non-Employee Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof or in satisfaction of a judgment in any action, suit or proceeding, unless member is liable for negligence or misconduct in the performance of his duties.

         The Company has authorized and reserved for issuance upon the exercise of Options pursuant to the Non-Employee Plan an aggregate of 200,000 shares of Common Stock. If any Option is canceled, expires or terminates without the respective Director exercising it in full, Options with respect to those unpurchased shares of Common Stock may be granted to that same Director or to another eligible individual or individuals under the terms of this Non-Employee Plan.

         Each Director that is a member of the Board of Directors on the effective date will be granted an Option to purchase 15,000 shares of Common Stock of the Company at an exercise price of no less than the average market price of the Common Stock on the date of the grant. Any Director elected to the Board of Directors after the effective date will be granted an Option as of the date so elected to the Board of Directors to purchase 5,000 shares of Common Stock at an exercise price of no less than the average market price of the Common Stock on the date of the grant. Each Director will be granted as of the first business day of each calendar year of the Company beginning January 1, 2002 an Option to purchase 1,000 shares of Common Stock; provided the Director continues to serve as a member of the Board of Directors as of the first business day of that calendar year. The effective date of the Non-Employee Plan is the date the Employee Plan was adopted by the Board of Directors. The Non-Employee Plan will remain in effect until all shares subject to, or which may become subject to, the Employee Plan have been purchased pursuant to Options granted under the Plan (provided that Options under the Plan must be granted within 10 years from the effective date).

         Each Option granted pursuant to the Non-Employee Plan will be evidenced by a stock option agreement or other appropriate documentation in the form and containing the terms and conditions as the Committee from time to time may determine. The agreement will state the number of shares of Common Stock to be granted pursuant to the Option, an exercise price per share which will be the Average Market Price of a share of stock on the date of the grant, the terms and conditions for payment, the expiration on the earlier of the tenth anniversary of the date of grant or, except in the event of removal for cause, the first anniversary of the date that the Director ceases to serve as a member of the Board of Directors for any reason other than the death or Disability of the Director, an Option will become exercisable in full as to the shares subject thereto as of the date of grant, an Option is not transferable by the Director other than as provided by the will of the Director, or the applicable laws of descent and distribution, and is exercisable during the Director's lifetime generally only by the Director, and if a Director dies or becomes disabled during the term of the Option, the Option may be exercised by the Director or by a legatee or legatees of the Director under his last will, or by his guardian.

         The agreement will state that a Director may exercise all or part of the Options at any time before the expiration of such Options (unless a Director is removed from office for cause, in which case any Option not yet exercised will terminate immediately and be deemed null and void). The Director may purchase shares of Common Stock subject to an Option only upon receipt by the Company of a notice in writing from the Director of his intent to purchase a specific number of shares of Stock and contain such representations regarding compliance with the federal and state securities laws as the Committee may reasonably request. The purchase price will be paid in full upon the exercise of an Option and no shares of Stock will be issued or delivered until full payment therefor has been made. The entire purchase price of shares issued under the Non-Employee Plan will generally be payable in cash at the time when such shares are purchased.

         A Director will have no rights as a shareholder with respect to such shares until stock certificates reflecting shares of Common Stock accruing to the Director upon the exercise of the Option are issued to the Director. No Option or any of the rights and privileges thereof accruing to a Director may be transferred, assigned, pledged or hypothecated whether by operation of law or otherwise, and no Option, right or privilege will be subject to execution, attachment or similar process.

         The federal income tax treatment to the Company and to the optionee for the grant of a Nonstatutory Option under the Non-Employee Plan is identical to the tax consequences for the grant or exercise of the Nonstatutory Options or sale of the Common Stock underlying the Nonstatutory Options under the Employee Plan discussed at length above. The discussion relating to the federal income tax consequences of the Non-Employee Plan is based upon federal tax laws and regulations in effect on the date of this proxy statement, which are subject to change, and upon interpretation of the statutory provisions of the code, its legislative history and related federal income tax regulations. Furthermore, the foregoing is only a general discussion of the federal income tax consequences of the Non-Employee Plan and does not purport to be a complete description of all federal income tax aspects of the Non-Employee Plan. Optionees may also be subject to state and local taxes in connection with the grant or exercise of options granted under the Non-Employee Plan and the sale or other disposition of shares acquired upon exercise of the options. Each employee receiving a grant of options should consult with his or her personal tax advisor regarding federal, state and local consequences of participating in the Non-Employee Plan.

         The Non-Employee Plan was adopted by the Board of Directors of the Company at its meeting on October 17, 2000. The Non-Employee Plan will become effective when approved by the Shareholders by the affirmative vote of a majority of the shares of the Common Stock present or represented and voting at the Annual Meeting.. The Non-Employee Plan will terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date at the discretion of the Board of Directors. Each of the Directors has a substantial interest in the approval of the Non-Employee Plan inasmuch as each is granted options under the Non-Employee Plan.

--------------------------------------------------------------------------------

                                   PROPOSAL 4
                      SELECTION OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

         The Board of Directors has selected Mauldin & Jenkins, LLC as the Company's independent public accountants for the year ended December 31, 2001. Although not required by law, the selection is being submitted to the Shareholders of the Company as a matter of corporate policy for their approval. Mauldin & Jenkins, LLC has audited the financial statements of the Company since its inception in 1999 and has audited the financial statements of the Bank since its inception in 1997. Neither the Company nor the Bank have had disagreements with its independent auditors, Mauldin & Jenkins, LLC through December 31, 2000. It is anticipated that a representative of Mauldin & Jenkins, LLC will be present at the Annual Meeting and, if present, such representative will have an opportunity to make a statement if desired and will be available to respond to appropriate questions from Shareholders.

         The ratification of the selection of the independent accountants requires the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented and voting at the Annual Meeting. In the unlikely event the Company dismissed Mauldin & Jenkins, LLC or Mauldin & Jenkins, LLC withdraws as the independent public accountants for the year ended December 31, 2001, then the Board of Directors shall appoint a new independent accountant to serve until the next annual meeting of the Shareholders.

--------------------------------------------------------------------------------

                               NEXT ANNUAL MEETING

--------------------------------------------------------------------------------

         The next annual meeting of the Company is expected to be held April 16, 2002. Shareholders wishing to submit proposals for inclusion in the proxy statement for the next annual meeting of shareholders of the Company must submit their proposals no later than December 18, 2001.

--------------------------------------------------------------------------------

                              AVAILABLE INFORMATION

--------------------------------------------------------------------------------

         The Company has filed this Proxy Statement with the Commission, in accordance with the Exchange Act with respect to the Annual Meeting. In addition, reports and other information filed with the Commission pursuant to
Section 15(d) of the Exchange Act are available for inspection and copy at the public reference facilities maintained by the Commission in Washington, D.C. and at certain of its regional offices at the addresses furnished in the preceding paragraph. Copies of such material can be obtained from the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

         The Company has furnished to its annual report to security holders (the "Annual Report") for the period ended December 31, 2000, filed on an integrated basis on Form 10-KSB, which contains the Consolidated Financial Report and Notes Thereto for that year. An additional copy of the Annual Report will be promptly furnished, without charge, to any shareholder requesting a copy of same. Requests for an additional copy of that annual report should be addressed to Chestatee Bancshares, Inc., 6639 Highway 53 East, Dawsonville, Georgia 30534;
Attention: Robert W. Coile.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                                  OTHER MATTERS

--------------------------------------------------------------------------------

         The management of the Company knows of no other matters which may be brought before the meeting. However, if any matter other than the proposed Reorganization or matters incident thereto should properly come before the meeting, the persons named in the enclosed Proxy will vote such Proxy in accordance with their judgment on such matters. No Director has informed the Company that he intends to oppose any recommended action as specified in this Proxy Statement.

                                                        RUSSELL M. WALLACE
                                                        Chairman of the Board

                                   Appendix A
                                   ----------

                         2000 Employee Stock Option Plan

                           CHESTATEE BANCSHARES, INC.
                         2000 EMPLOYEE STOCK OPTION PLAN

1.       Establishment And Purpose.

         The purpose of the 2000 Employee Stock Option Plan (the "Plan") is to provide a means whereby the Chestatee Bancshares, Inc. (the "Company") may attract able persons to remain in or to enter the employ of the Company, or any Parent or Subsidiary, and to provide a means whereby those employees upon whom the responsibilities of the successful administration, management, planning and/or organization of the Company may rest, and whose present and potential contributions to the welfare of the Company, or any Parent or Subsidiary, are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Company. A further purpose of the Plan is to provide such employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company over the long term. Accordingly, the Plan provides for the granting of incentive stock options and nonqualified options, or any combination of the foregoing, as is best suited to the circumstances of the particular employees as provided herein. The grant of incentive stock options or nonqualified options shall be conditioned upon the Company obtaining any required regulatory permit authorizing the Company to issue such options. Capitalized terms are defined in
Section 11 hereinafter.

2.       Administration.

2.1 Committees of the Board of Directors. The Plan may be administered by one (1) or more Committees. Each Committee shall consist of two (2) or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

2.2 Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. The Board of Directors or a Committee shall have the authority, in their discretion, to determine which employees shall receive a grant, the time or times when such grant shall be made, whether an ISO or a Nonstatutory Option shall be granted, and the number of shares of Stock which may be issued under each Option. In making such determinations, the Board of Directors or Committee may take into account the nature of the services rendered by these employees, their present and potential contribution to the success of the Company, its Parent or any of its Subsidiaries, and such other factors as the Board of Directors in its discretion shall deem relevant. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Optionees and all persons deriving their rights from an Optionee.

3.       Eligibility.

3.1 General Rule. Only Employees shall be eligible for the grant of ISOs. Currently, only Employees and Non-Employee Directors shall be eligible for the grant of Nonstatutory Options.

3.2 Ten-Percent Shareholders. An individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries, shall not be eligible for designation as an Optionee unless (i) the Exercise Price is at least one hundred ten percent (110%) of the Average Market Price of a Share on the date of grant, and (ii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection 3.2, in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

4.       Stock Subject To Plan.

4.1 Basic Limitation. Shares offered under the Plan should be authorized but unissued Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options) shall not exceed one hundred thousand (100,000) Shares, subject to adjustment pursuant to Section 7 hereinafter. The number of Shares that are subject to Options at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

4.2 Additional Shares. In the event that any outstanding Option for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed one hundred thousand (100,000) Shares (subject to adjustment pursuant to Section 7 hereinafter).

5.       Terms And Conditions Of Options.

5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 7 hereinafter. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Average Market Price of a Share on the date of grant, and a higher percentage may be required by Section 3.2 hereinabove. The Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Average Market Price of a Share on the date of grant, and a higher percentage may be required by
         Section 3.2 hereinabove. Subject to the preceding sentences, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 6 hereinafter.

5.4 Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

5.5 Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. Subject to the preceding sentence, the exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

5.6      Accelerated   Exercisability.   Unless  the  applicable   Stock  Option
         Agreement provides otherwise, an Optionee's Options shall become exercisable in full or in part as the Board of Directors may determine if:

5.6.1 The Company is subject to a Change in Control before the Optionee's Service terminates;

5.6.2    Such Options do not remain outstanding;

5.6.3 Such Options are not assumed by the surviving corporation or its parent; and

5.6.4 The surviving corporation or its parent does not substitute options with substantially the same terms for such Options.

5.7 Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant, and a shorter term may be required by Section 3.2 hereinabove. Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

5.8 Nontransferability. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the

         Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

5.9 Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than the Optionee's death, then the Optionee's Options shall expire on the earliest of the following occasions:

5.9.1    The expiration date determined pursuant to Subsection 5.7 hereinabove;

5.9.2 The date three months after the termination of the Optionee's Service for any reason other than Disability or Retirement;

5.9.3 The date of termination of the Optionee's Service for Cause, or such later date as the Board of Directors may determine; or

5.9.4 The date six months after the termination of the Optionee's Service by reason of Disability or Retirement.

The Optionee may exercise all or part of the Optionee's Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination).

5.10 Leaves of Absence. For purposes of Section 5.9 hereinabove, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

5.11 Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee's Options shall expire on the earlier of the following dates:

5.11.1   The expiration date determined pursuant to Section 5.7 above; or

5.11.2   The date twelve (12) months after the Optionee's death.

All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

5.12 No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

5.13 Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

5.14 Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of an Optionee who is not an officer of the Company, any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse at least as rapidly as the schedule set forth in Section 5.5 above. Any such repurchase right may be exercised only within ninety (90) days after the termination of the Optionee's Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

5.15 Accelerated Vesting. Unless the applicable Stock Option Agreement and/or Notice of Stock Option Grant provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price shall lapse as the Board or Directors may determine and all of such Shares shall become vested in full or in part as the Board of Directors may determine if:

5.15.1   The Company is subject to a Change in Control; and

5.15.2   The repurchase right is not assigned to  the entity that   employs  the
         Optionee immediately after the Change in Control or to its parent or subsidiary.

6.       Payment For Shares.

6.1 General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 6.

6.2 Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares already owned by the Optionee or the Optionee's representative. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Average Market Price on the date when the Option is exercised. This Section 6.2 shall not apply to the extent that acceptance of Shares in payment of the Exercise Price would cause the Company to recognize compensation expense with respect to the Option for financial reporting purposes.

6.3 Promissory Note. To the extent that a Stock Option Agreement so provides, employees may pay all or a portion of the Exercise Price of Shares issued under the Plan with a full-recourse promissory note (subject to restrictions of the Bank Holding Company Acts). The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

6.4 Exercise/Sale. To the extent that a Stock Option Agreement so provides, and at such time as the Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

7.       Adjustment Of Shares.

7.1 General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Average Market Price of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4 hereinabove, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

7.2 Mergers and Consolidations. In the event that the Company is a arty to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees' consent, may provide for:

7.2.1 The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

7.2.2 The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

7.2.3 The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

7.2.4 The cancellation of such outstanding Options without payment of any consideration.

7.3 Reservation of Rights. Except as provided in this Section 7, an Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets (subject to any restrictions imposed by the Federal Reserve).

8.       Securities Law REQUIREMENTS AND FEDERAL RESERVE ReSTRICTIONS.

8.1 General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded. Further, Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with all applicable restrictions imposed under the Bank Holding Company Acts and the rules and regulations promulgated thereunder.

8.2 Financial Reports. The Company each year shall furnish to Optionees its balance sheet and income statement, unless such Optionees are key
         Employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

9.       No Retention Rights.

         Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

10.       Duration and Amendments.

10.1 Term of the Plan. The Plan became effective when adopted by the Board of Directors on October __, 2000 and was approved by the Company's shareholders on or before October __, 2001. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Section
         10.2 hereinafter.

10.2 Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 7 hereinabove), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of the Plan.

10.3 Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

11.      Definitions.

11.1 "Average Market Price" shall mean the mean between the high "bid" and low "ask" prices as of the close of business for the Company's shares of Stock in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (or other national quotation service). If the Company's Stock is not regularly traded in the over-the-counter market but is listed on The Nasdaq Stock Market or is registered on a national securities exchange, "Average Market Price" shall mean the closing price of the Company's Stock on such stock market or national securities exchange. In the event there shall be no public market for the Company's Stock on such date, the fair market value of the shares of the Company's Stock shall be determined in good faith by the Board of Directors.

11.2 "Bank Holding Company Acts" shall mean the Bank Holding Company Act of 1940, as amended, and other acts administered by the Federal Reserve Board.

11.3 "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

11.4 "Cause" shall mean the unauthorized use or disclosure of the confidential information or trade secrets of the Company, conviction of a felony under the laws of the United States or any state thereof, or gross negligence.

11.5     "Change in Control" shall mean:

11.5.1 The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or

11.5.2 The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

11.6     "Code" shall mean the Internal Revenue Code of 1986, as amended.

11.7 "Committee" shall mean a committee of the Board of Directors, as described in Section 2.1 hereinabove.

11.8     "Company" shall mean Chestatee Bancshares, Inc., a Georgia corporation.

11.9 "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

11.10 "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

11.11 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

11.12 "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

11.13    "ISO" shall mean  an  employee  incentive  stock  option  described  in
         Section 422(b) of the Code.

11.14 "Non-Employee Directors" shall mean a member of the Board of Directors of the Company not engaged as an employee by or consultant of the Company in accordance with Rule 16b-3 of the Exchange Act rules.

11.15 "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

11.16 "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

11.17    "Optionee" shall mean an individual who holds an Option.

11.18 "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

11.19 "Plan" shall mean this Chestatee Bancshares, Inc. 2000 Employee Stock Option Plan.

11.20 "Retirement" shall mean retirement from active service as an employee, officer or director of the Company on or after attaining age 65, or at an earlier age as the Board of Directors may determine.

11.21    "Securities Act" shall mean the Securities Act of 1933, as amended.

11.22 "Service" shall mean service as an Employee of the Company, or its Parent or Subsidiary.

11.23    "Share" shall mean one share of Stock, as adjusted  in accordance  with
         Section 7 hereinabove (if applicable).

11.24    "Stock" shall mean the no par value common stock of the Company.

11.25 "Stock Option Agreement" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee's Option.

11.26 "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                      CHESTATEE BANCSHARES, INC.

                                       By:
                                                ------------------------------
                                                Name:    J. Philip Hester, Sr.
                                                Title:   President

                                   Appendix B
                                   ----------

                       2000 Non-Employee Stock Option Plan

                           CHESTATEE BANCSHARES, INC.
                       2000 NON-EMPLOYEE STOCK OPTION PLAN

1.       PURPOSE.

         Chestatee Bancshares, Inc., a Georgia corporation (the "Company"), hereby adopts the 2000 Non-Employee Stock Option Plan (the "Plan") to secure and retain the services of those directors of the Company who are not employed by the Company or any of its affiliates (the "Eligible Optionee Directors") by giving them an opportunity to invest in the future success of the Company. Capitalized terms are defined in Section 13.

2.       ADMINISTRATION.

2.1. Committee. The Plan shall be administered by a Committee consisting of at least two of the members of the Board of Directors of the Company in accordance with Rule 16b-3 of the Exchange Act. Each member of the Committee shall serve at the pleasure of the Board of Directors, which may fill any vacancy, however caused, in the Committee. The Committee shall select one of its members as a chairman and shall hold meetings at the times and in the places as it may deem advisable. All actions the Committee takes shall be made by majority decision. Any action evidenced by a written instrument signed by all of the members of the Committee shall be as fully effective as if the Committee had taken the action by majority vote at a meeting duly called and held.

2.2.     Authority. The Committee shall have complete and  conclusive  authority to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to it, and (iii) make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on these matters shall be conclusive.

2.3. Indemnification. In addition to any o ther rights of indemnification that they may have as directors of the Company or as members of the Committee, the directors of the Company and members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the director or Committee member is liable for negligence or misconduct in the performance of his duties.

3.       GRANT OF OPTIONS.

3.1. Shares Reserved for Options. The Company has authorized and reserved for issuance upon the exercise of Options pursuant to the Plan an aggregate of two hundred thousand (200,000) shares of Stock. If any Option is canceled, expires or terminates without the respective Eligible Optionee Director exercising it in full, Options with respect to those unpurchased shares of Stock may be granted to that same Eligible Optionee Director or to another eligible individual or individuals under the terms of this Plan.

3.2. Initial Grant. Each Eligible Optionee Director serving as a member of the Board of Directors on the Effective Date shall be granted an Option as of the Effective Date to purchase fifteen thousand (15,000) shares of Stock of the Company at an Exercise Price of no less than the Average Market Price of the Stock on the date of the grant. Any Eligible Optionee Director elected to the Board of Directors after the Effective Date shall be granted an Option as of the date so elected to the Board of Directors to purchase five thousand (5,000) shares of Stock at an Exercise Price of no less than the Average Market Price of the Stock on the date of the grant.

3.3. Annual Grant. Each Eligible Optionee Director shall be granted as of the first business day of each calendar year of the Company beginning January 1, 2002 an Option to purchase one thousand (1,000) shares of Stock; provided the Eligible Optionee Director continues to serve as a member of the Board of Directors as of the first business day of that calendar year.

3.4. Limitations. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded. Further, Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with all applicable restrictions imposed under the Bank Holding Company Acts, as amended, and the rules and regulations promulgated thereunder. No Options under the Plan shall be granted to an Eligible Optionee Director who is otherwise precluded from receiving a grant of the Company's equity securities. In the event the remaining number of shares of Stock reserved for issuance under the Plan are insufficient to grant Options f or the appropriate number of shares of Stock to all Eligible Optionee Directors as of any grant date, then no Options shall be granted as of that grant date.

3.5. Adjustments to Shares Reserved or Outstanding Options. The Board of Directors or the Committee shall adjust the total number of shares of Stock reserved for issuance under the Plan and any outstanding

         Options, both as to the number of shares of Stock and the Exercise Price, for any increase or decrease in the number of outstanding shares of Stock resulting from a stock split or a payment of a stock dividend on the Stock, a subdivision or combination of the Stock, a reclassification of the Stock, a merger or consolidation of the Stock or any other like changes in the Stock or in their value; provided that any such adjustment shall be made in a manner consistent with the reason for the adjustment and shall be effected uniformly among optionees. Outstanding Options shall not be adjusted for cash dividends or the issuance of rights to subscribe for additional stock or securities of the Company. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any adjustment may provide for the elimination of any fractional share of Stock which might otherwise become subject to an Option.

3.6. No Affect on Capitalization Changes. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

4.       TERMS AND CONDITIONS OF ALL OPTIONS.

4.1. Stock Option Agreement. Each Option granted pursuant to the Plan shall be evidenced by a Stock Option Agreement or other appropriate documentation in the form and containing the terms and conditions as the Board of Directors or the Committee from time to time may determine, provided that each Stock Option Agreement will:

4.1.1. state the number of shares of Stock to be granted pursuant to the Option;

4.1.2. state an Exercise Price per share which will be the Average Market Price of a share of stock on the date of the grant;

4.1.3. state the terms and conditions for payment, except as otherwise provided by Section 6 of the Plan;

4.1.4. state that the Option shall expire on the earlier of the tenth anniversary of the date of grant or, except in the event of removal for Cause, the first anniversary of the date that the Eligible Optionee Director ceases to serve as a member of the Board of Directors for any reason other than the death or Disability of the Eligible Optionee Director;

4.1.5. provide that an Option granted pursuant to Section 3 of the Plan shall become exercisable in full as to the shares subject thereto as of the date of grant;

4.1.6. provide that the Option is not transferable by the Eligible Optionee Director other than as provided by (1) the will of the Eligible
         Optionee Director, or (2) the applicable laws of descent and distribution, and is exercisable during the Eligible Optionee Director's lifetime only by the Eligible Optionee Director except as provided in Subsection 4.1.6; and

4.1.7. provide that if an Eligible Optionee Director dies or becomes Disabled during the term of the Option, the Option may be exercised by the Eligible Optionee Director or (to the extent the Eligible Optionee Director would have been entitled to do so) by a legatee or legatees of the Eligible Optionee Director under his last will, or by his guardian.

4.2. Average Market Price. "Average Market Price" shall mean the mean between the high "bid" and low "ask" prices as of the close of business for the Company's shares of Stock in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (or other national quotation service). If the Company's Stock is not regularly traded in the over-the-counter market but is listed on The Nasdaq Stock Market or is registered on a national securities exchange, "Average Market Price" shall mean the closing price of the Company's Stock on such stock market or national securities exchange. In the event there shall be no public market for the shares of the Company's Stock on such date, the fair market value of the shares of the Company's Stock shall be determined in good faith by the Committee.

5.       TERM OF PLAN.

5.1. Effective Date. The Effective Date of the Plan shall be the date the Plan is adopted by the Board of Directors.

5.2. Term. The Plan shall remain in effect until all shares subject to, or which may become subject to, the Plan shall have been purchased pursuant to Options granted under the Plan; provided that Options under the Plan must be granted within ten (10) years from the Effective Date.

6.       EXERCISE OF OPTION.

6.1. Exercise. The Eligible Optionee Director may exercise all or part of the Options at any time before the expiration of such Options; provided, however, that if an Eligible Optionee Director is removed from office for Cause, then any Option not yet exercised will terminate immediately and be deemed null and void. The Eligible Optionee Director may purchase shares of Stock subject to an Option only upon receipt by the Company of a notice in writing from the Eligible Optionee Director of his intent to purchase a specific number of shares of Stock and which notice contains such representations regarding compliance with the federal and state securities laws as the Board of Directors or the Committee may reasonably request. The purchase price shall be paid in full upon the exercise of an Option and no shares of Stock shall be issued or delivered until full payment therefor has been made.

6.2. Payment.The entire Purchase Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 6 at the sole and absolute discretion of the Committee.

6.2.1 Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares already owned by the Optionee or the Optionee's representative. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Average Market Price on the date when the Option is exercised. This Subsection 6.2.1 shall not apply to the extent that acceptance of Shares in payment of the Exercise Price would cause the Company to recognize compensation expense with respect to the Option for financial reporting purposes.

11.26.1

6.2.2 Promissory Note. To the extent that a Stock Option Agreement so provides, Eligible Optionee Directors may pay all or a portion of the Exercise Price of Shares issued under the Plan with a full-recourse promissory note (subject to restrictions of the Bank Holding Company
         Acts). The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.


6.2.3 Exercise/Sale. To the extent that a Stock Option Agreement so provides, and at such time as the Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

6.3. Rights as Shareholder. Until stock certificates reflecting shares of Stock accruing to the Eligible Optionee Director upon the exercise of the Option are issued to the Eligible Optionee Director, the Eligible Optionee Director shall have no rights as a shareholder with respect to such shares. The Company shall make no adjustment to shares of Stock for any dividends or distributions or other rights for which the record date is prior to the issuance of that stock certificate, except as the Plan otherwise provides.

7.       ASSIGNABILITY.

         Except as set forth in Section 4 of the Plan, no Option or any of the rights and privileges thereof accruing to an Eligible Optionee Director shall be transferred, assigned, pledged or hypothecated in any way whether by operation of law or otherwise, and no Option, right or privilege shall be subject to execution, attachment or similar process.

8.       NO RIGHT TO CONTINUED SERVICE.

         No provision in the Plan or any Stock Option Agreement shall confer upon any Eligible Optionee Director any right to continue performing services for or to interfere in any way with the right of the shareholders of the Company to remove such Eligible Optionee Director as a director of the Board of Directors at any time for any reason.

9.       AMENDMENT AND TERMINATION.

         The Board of Directors at any time may amend or terminate the Plan in any respect. Notwithstanding the foregoing, in no event shall the Board of Directors amend the Plan more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. No amendment or termination of the Plan shall adversely affect the rights of an Eligible Optionee Director with regard to his Options without his consent.

10.      GENERAL RESTRICTION.

10.1. Securities Registration. Each Option is subject to the condition that if at any time the Company, in its discretion, shall determine that the listing, registration or qualification of the shares of Stock covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares of Stock thereunder, the delivery of any or all shares of Stock pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under the Option then outstanding, the Company may require, as a condition of exercise of any Option or as a condition to any other delivery of shares of Stock pursuant thereto, that the Eligible Optionee Director or the Eligible Optionee Director's representative represent, in writing, that the shares of Stock received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares of Stock will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act and any applicable state securities laws. The Company may endorse on certificates representing shares of Stock delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

10.2. Securities Compliance. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

11.      REORGANIZATION.

         In the case of a Change in Control, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to Option immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the Eligible Optionee Director, provide that the Option (including the shares not then exercisable) must be exercised within 60 days of the date of such notice or it will be terminated.

12.      CHOICE OF LAW.

         The laws of the State of Georgia shall govern the Plan.

13.      DEFINITIONS.

13.1. "Average Market Price" shall have the meaning set forth in Section 4.2 hereinabove.

13.2. "Bank Holding Company Acts" shall mean the Bank Holding Company Act of 1940, as amended, and other acts administered by the Federal Reserve Board.

13.3. "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

13.4. "Cause" shall mean the unauthorized use or disclosure of the confidential information or trade secrets of the Company, conviction of a felony under the laws of the United States or any state thereof, or gross negligence.

13.5.    "Change in Control" shall mean:

13.5.1 The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or

13.5.2 The sale, transfer or other disposition of all or substantially all of the Company's assets.


A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

13.6.    "Code" shall mean the Internal Revenue Code of 1986, as amended.

13.7. "Committee" shall mean a committee of the Board of Directors, as described in Section 2(a).

13.8. "Company" shall mean Chestatee Bancshares, Inc., a Georgia corporation, or any Parent or Subsidiary thereof.

13.9. "Disability" or "Disabled" shall mean that the Eligible Optionee Director is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

13.10. "Effective Date" shall have the meaning set forth in Section 5.1 hereinabove.

13.11. "Eligible Optionee Director" shall mean an individual who holds an Option.

13.12. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

13.13. "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

13.14. "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

13.15.   "Option"  shall mean a   Nonstatutory  Option   granted under the  Plan
         and  entitling  the holder to  purchase Shares.

13.16. "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

13.17.   "Securities Act" shall mean the Securities Act of 1933, as amended.

13.18.   "Share" shall mean one share of Stock, as adjusted in  accordance  with
         Section 7 (if applicable).

13.19.   "Stock" shall mean the no par value common stock of the Company.

13.20. "Stock Option Agreement" shall mean the agreement between the Company and an Eligible Optionee Director that contains the terms, conditions and restrictions pertaining to the Eligible Optionee Director's Option.

13.21. "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                    CHESTATEE BANCSHARES, INC.

                                     By:      /s/ J. Philip Hester, Sr.
                                              ------------------------------
                                              Name:    J. Philip Hester, Sr.
                                              Title:   President